UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

June 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 16, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2011. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 52-53.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the six- and 12-month periods ended June 30, 2011.

The Fund outperformed its benchmark for both the six- and 12-month periods ended June 30, 2011. The Fund’s yield curve positioning, specifically an overweight in five- to 10-year maturities in the U.S. where yields declined most, was a significant positive contributor for both periods, as was exposure to high yield corporates. Exposure to bank loans and emerging market debt, as well as overweight positions to commercial mortgage-backed securities (CMBS) were also positive for both periods. Investment-grade corporate security selection, particularly an overweight to financials, was positive. An underweight position in agency mortgages detracted for both periods.

The Fund’s use of leverage was a significant positive contributor for both periods, as fixed income markets posted strong positive returns. The Fund utilized leverage through repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher yielding securities. To gain additional corporate exposure, the Fund held a modest position in high yield credit default swaps, which contributed positively, particularly for the 12-month period ended June 30, 2011. The Fund also utilized Treasury futures to manage its overall duration. Overall duration positioning was a modest positive for both periods.

ALLIANCEBERNSTEIN INCOME FUND •	1

Lastly, currency positioning was positive for both periods. Long positions in the Norwegian krone, Korean won and Swedish krona contributed positively, partially offset by a short position in the euro. For the 12-month period ended June 30, 2011, exposure to the Australian dollar and Brazilian real was also positive, while a short position in the Japanese yen detracted.

Market Review and Investment Strategy

The global economy was hit by two major shocks in the first six months of 2011. First, unrest in the Middle East and North Africa triggered a sharp rise in oil prices. Second, the effects of the natural disaster in Japan caused significant disruptions in the global supply chain. These shocks were compounded by other ongoing uncertainties, which included rising default risk on Greek sovereign debt, the end of the U.S. Federal Reserve’s second round of quantitative easing, and the recent soft patch in economic growth.

For the six-month period ended June 30, 2011, fixed income markets posted positive absolute returns, as measured by the benchmark. Credit sectors outperformed government securities, however at a relatively more modest pace as compared to the recovery period after the fiscal crisis of 2008. U.S. high yield corporate returns led within fixed income sectors, followed by CMBS, investment-grade corporates, agency mortgages and high yield bank loans. Corporate securities performed well, as strong revenue and earnings growth continued and default rates in high yield continued to fall. CMBS also performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on these sectors tightened modestly during the first half of 2011. Government securities were also in positive territory, though at a more modest pace. U.S. Treasury yields declined during the six-month period, particularly in the intermediate area of the yield curve.

The Fund’s investment management team (the “Team”) continued to focus its risk-taking in nongovernment sectors, particularly investment-grade corporate bonds. Yield spreads remained above average, especially among financials. Fundamentals in the sector remained positive, and business confidence generally remained solid. Furthermore, with near record amounts of cash on hand, U.S corporations held strong balance sheets. First quarter reported earnings were strong, and to date most second quarter earnings reports are exceeding expectations. The Team also maintained the Fund’s exposure to select vintages of super-senior CMBS, which remain attractively valued. The Team did modestly reduce overall risk in the Fund by trimming its overweight to CMBS. Within the Fund’s currency exposure, the Fund continued to hold a short position in the Japanese yen paired against a basket of Asian currency, as well as a short in the euro against long positions in the Norwegian krone and Swedish krona.

2	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 57.

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through other investment techniques, including reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the reverse repurchase agreements and dollar rolls, these are speculative techniques and are considered borrowings by the Fund.)

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Income Fund* (NAV)	4.90%	9.36%

Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%

The Fund’s market price per share on June 30, 2011, was $7.89 Fund’s NAV price per share on June 30, 2011, was $8.90. For additional Financial Highlights, please see page 56.

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended June 30, 2011, by 0.01%.

See Historical Performance and Benchmark disclosures on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

June 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,161.8

*	All data are as of June 30, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following security types: Asset-Backed Securities, CMOs, Common Stocks, Emerging Markets – Treasuries, Local Governments – Regional Bonds, Preferred Stocks and Warrants. “Other” country weightings represent 0.2% or less in the following countries: Barbados, China, Croatia, El Salvador, France, Germany, Hong Kong, India, Israel, Japan, Kazakhstan, Lithuania, New Zealand, Peru, Switzerland, Turkey, Ukraine and United Arab Emirates.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 85.6%
Brazil – 1.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$9,939,693
Republic of Brazil 10.25%, 1/10/28		1,453	1,012,487
12.50%, 1/05/16-1/05/22		32,463	25,823,056

			36,775,236

Colombia – 0.3%
Colombia Government International Bond 7.75%, 4/14/21	COP	9,860,000	6,355,603

South Africa – 0.5%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	79,000	11,754,209

United States – 83.1%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,298,353
6.25%, 8/15/23		10,000	12,685,940
6.625%, 2/15/27		45,570	60,287,697
U.S. Treasury Notes 1.875%, 6/30/15-10/31/17(a)		324,500	325,991,730
2.625%, 2/29/16-4/30/16		156,400	163,547,489
2.625%, 11/15/20(a)		150,000	144,468,750
2.75%, 11/30/16(a)		333,772	347,982,927
3.25%, 5/31/16(a)		44,000	47,245,000
3.625%, 2/15/20(a)		86,440	91,444,098
4.25%, 8/15/15		77,330	86,325,644
4.50%, 11/15/15(a)		147,605	166,632,170
4.50%, 2/15/16		598	676,348
5.125%, 5/15/16		3,000	3,486,564
U.S. Treasury STRIPS Zero Coupon, 5/15/17(a)(b)		259,750	228,736,889
Zero Coupon, 11/15/21		164,379	114,136,047

			1,795,945,646

Total Governments - Treasuries (cost $1,794,720,051)			1,850,830,694

CORPORATES - INVESTMENT GRADES – 16.7%
Industrial – 7.5%
Basic – 1.9%
Anglo American Capital PLC 9.375%, 4/08/19(c)		3,492	4,593,551

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ArcelorMittal 5.25%, 8/05/20	U.S.$	6,246	$6,175,626
Georgia-Pacific LLC 5.40%, 11/01/20(c)		1,642	1,673,415
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)(c)		2,536	2,840,320
International Paper Co. 7.95%, 6/15/18		2,600	3,095,804
Southern Copper Corp. 7.50%, 7/27/35(a)		5,107	5,347,336
Teck Resources Ltd. 6.00%, 8/15/40		327	320,845
Usiminas Commercial Ltd. 7.25%, 1/18/18(c)		4,263	4,774,560
Vale Overseas Ltd. 6.875%, 11/21/36		10,673	11,588,594

			40,410,051

Capital Goods – 0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		644	688,167
Legrand France SA 8.50%, 2/15/25		10	12,540
Owens Corning 9.00%, 6/15/19		3,000	3,583,185
Republic Services, Inc. 5.25%, 11/15/21		6,098	6,442,976

			10,726,868

Communications - Media – 0.4%
CBS Corp. 8.20%, 5/15/14		3,700	4,331,923
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,485	1,625,515
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	3,195,273

			9,152,711

Communications - Telecommunications – 0.8%
American Tower Corp. 5.05%, 9/01/20		4,310	4,245,229
AT&T, Inc. 4.45%, 5/15/21		3,111	3,165,971
Embarq Corp. 7.082%, 6/01/16		1,277	1,419,539
Qwest Corp. 7.625%, 6/15/15		700	791,000
United States Cellular Corp. 6.70%, 12/15/33		2,100	2,090,479

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.60%, 4/01/21	U.S.$	5,066	$5,227,068

			16,939,286

Consumer Cyclical - Automotive – 0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		2,155	2,355,488

Consumer Cyclical - Entertainment – 0.1%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,018,377

Consumer Cyclical - Retailers – 0.1%
Gap, Inc. (The) 5.95%, 4/12/21		2,500	2,401,772

Consumer Non-Cyclical – 0.4%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,169,720
Newell Rubbermaid, Inc. 4.70%, 8/15/20		3,930	3,957,050
Reynolds American, Inc. 6.75%, 6/15/17		500	577,289
Whirlpool Corp. 8.60%, 5/01/14		520	605,958

			8,310,017

Energy – 2.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		4,262	4,797,252
Nabors Industries, Inc. 9.25%, 1/15/19		2,500	3,168,855
Noble Energy, Inc. 8.25%, 3/01/19		4,300	5,498,126
Noble Holding International Ltd. 4.90%, 8/01/20		389	404,349
TNK-BP Finance SA 7.50%, 7/18/16(a)(c)		8,493	9,618,323
7.50%, 7/18/16(c)		3,590	4,065,675
7.875%, 3/13/18(c)		8,270	9,489,825
Transocean, Inc. 7.50%, 4/15/31		2,200	2,477,279
Valero Energy Corp. 9.375%, 3/15/19		2,410	3,078,247
Weatherford International Ltd. 7.00%, 3/15/38		2,900	3,152,767

			45,750,698

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(c)	U.S.$	2,803	$2,943,150

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		782	820,846
Xerox Corp. 4.25%, 2/15/15		2,225	2,369,040

			3,189,886

Transportation - Airlines – 0.6%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,734	1,803,191
Qantas Airways Ltd. 6.05%, 4/15/16(c)		5,000	5,419,030
Southwest Airlines Co. 5.25%, 10/01/14		2,720	2,943,201
5.75%, 12/15/16		1,780	1,965,978

			12,131,400

Transportation - Services – 0.2%
Asciano Finance Ltd.
3.125%, 9/23/15(c)		3,960	3,907,198
4.625%, 9/23/20(c)		1,080	1,030,499

			4,937,697

			162,267,401

Financial Institutions – 7.0%
Banking – 3.8%
Barclays Bank PLC 4.75%, 3/15/20	EUR	10,000	10,332,461
Capital One Financial Corp. 6.15%, 9/01/16	U.S.$	2,900	3,199,338
Citigroup, Inc. 8.50%, 5/22/19		9,100	11,280,861
Fifth Third Bancorp 5.45%, 1/15/17		3,100	3,320,478
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		4,980	5,358,420
HSBC Bank USA NA 4.875%, 8/24/20		2,030	1,998,604
Itau Unibanco Holding SA/Cayman Island 6.20%, 4/15/20(c)		3,200	3,291,200
Macquarie Group Ltd. 4.875%, 8/10/17(c)		4,270	4,305,189
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	581,147

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch & Co., Inc.
5.70%, 5/02/17	U.S.$	13,500	$14,061,600
6.05%, 5/16/16		2,678	2,807,588
Morgan Stanley 10.09%, 5/03/17(c)	BRL	11,615	7,330,850
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20	U.S.$	3,895	3,896,628
Societe Generale SA 5.20%, 4/15/21(c)		5,300	5,204,907
Wachovia Bank NA 4.875%, 2/01/15		3,841	4,123,890

			81,093,161

Brokerage – 0.2%
Jefferies Group, Inc.
5.125%, 4/13/18		2,877	2,882,803
6.875%, 4/15/21		2,062	2,216,143

			5,098,946

Finance – 0.4%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	149	262,910
SLM Corp.
5.05%, 11/14/14	U.S.$	3,610	3,609,730
Series A
5.375%, 5/15/14		3,885	4,044,786

			7,917,426

Insurance – 2.0%
Aflac, Inc. 3.45%, 8/15/15		865	883,384
American International Group, Inc. 4.25%, 5/15/13		4,480	4,605,319
AON Corp. 3.125%, 5/27/16		3,450	3,438,760
CIGNA Corp. 5.125%, 6/15/20		1,690	1,785,098
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,466,565
General Electric Glob Insurance 7.75%, 6/15/30		2,800	3,329,010
Genworth Financial, Inc. 7.70%, 6/15/20		3,100	3,230,110
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		2,455	2,904,076
Hartford Financial Services Group, Inc. 5.95%, 10/15/36		3,533	3,326,729
Humana, Inc. 8.15%, 6/15/38		2,900	3,517,804

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 4.75%, 2/08/21	U.S.$	2,135	$2,176,451
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		2,700	3,349,866
Prudential Financial, Inc. Series D 7.375%, 6/15/19		575	681,895
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		2,205	2,212,440
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,322,423

			43,229,930

Other Finance – 0.2%
Aviation Capital Group Corp. 6.75%, 4/06/21(c)		4,235	4,178,039
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(c)		323	363,946
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	2,710	98,094

			4,640,079

REITS – 0.4%
Duke Realty LP 6.75%, 3/15/20	U.S.$	1,655	1,853,525
Entertainment Properties Trust 7.75%, 7/15/20		3,308	3,729,770
HCP, Inc. 5.375%, 2/01/21		3,468	3,576,989

			9,160,284

			151,139,826

Non Corporate Sectors – 2.0%
Agencies - Government Sponsored – 0.1%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(c)		2,716	2,906,120

Agencies - Not Government Guaranteed – 1.9%
Ecopetrol SA 7.625%, 7/23/19		2,899	3,471,553
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		5,050	5,447,688
6.51%, 3/07/22(c)		13,563	14,393,734
9.25%, 4/23/19(c)		7,115	8,884,856
MDC-GMTN B.V. 5.50%, 4/20/21(c)		3,928	3,945,357

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Petrobras International Finance Co. – Pifco 5.75%, 1/20/20	U.S.$	3,150	$3,360,278
VTB Capital SA 6.875%, 5/29/18(c)		725	775,750

			40,279,216

			43,185,336

Utility – 0.2%
Electric – 0.2%
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,415,899
Union Electric Co. 6.70%, 2/01/19		485	569,504

			3,985,403

Total Corporates - Investment Grades (cost $326,027,369)			360,577,966

CORPORATES - NON-INVESTMENT GRADES – 9.4%
Industrial – 7.4%
Basic – 0.8%
AK Steel Corp. 7.625%, 5/15/20		2,082	2,134,050
Calcipar SA 6.875%, 5/01/18(c)		687	688,718
Georgia Gulf Corp. 10.75%, 10/15/16		250	261,250
Huntsman International LLC 5.50%, 6/30/16		1,809	1,779,604
Mondi Finance PLC 5.75%, 4/03/17	EUR	942	1,375,521
Nalco Co. 6.625%, 1/15/19(c)	U.S.$	2,010	2,060,250
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,172,500
United States Steel Corp. 6.05%, 6/01/17		965	957,763
7.375%, 4/01/20(a)		1,477	1,517,617
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,081,262

			16,028,535

Capital Goods – 1.2%
BE Aerospace, Inc. 6.875%, 10/01/20		2,000	2,095,000
Berry Plastics Corp. 10.25%, 3/01/16		150	145,875

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 7.50%, 3/15/18(c)	U.S.$	3,000	$3,360,000
Building Materials Corp. of America 7.00%, 2/15/20(c)		635	665,163
7.50%, 3/15/20(c)		2,498	2,629,145
CNH America LLC 7.25%, 1/15/16		2,000	2,177,500
Griffon Corp. 7.125%, 4/01/18(c)		3,558	3,571,342
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(c)		698	715,450
7.125%, 3/15/21(c)		690	714,150
Mohawk Industries, Inc. 6.875%, 1/15/16		762	828,675
RBS Global, Inc./Rexnord LLC 11.75%, 8/01/16		2,150	2,273,625
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(c)		3,000	2,977,500
SPX Corp. 6.875%, 9/01/17(c)		2,900	3,103,000

			25,256,425

Communications - Media – 1.0%
Clear Channel Communications Nt 5.75%, 1/15/13		220	215,050
Cumulus Media, Inc. 7.75%, 5/01/19(c)		672	648,480
DISH DBS Corp. 7.125%, 2/01/16		2,000	2,110,000
EH Holding Corp. 7.625%, 6/15/21(c)		3,111	3,173,220
Intelsat Jackson Holdings SA 7.25%, 4/01/19(c)		4,231	4,199,267
LIN Television Corp. 8.375%, 4/15/18		900	947,250
Quebecor Media, Inc. 7.75%, 3/15/16		3,000	3,101,250
Virgin Media Finance PLC 8.375%, 10/15/19		2,000	2,230,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(c)		2,500	2,612,500
Ziggo Bond Co. BV 8.00%, 5/15/18(c)	EUR	1,390	2,071,140

			21,308,157

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
Cricket Communications, Inc. 7.75%, 5/15/16	U.S.$	2,970	$3,148,200
eAccess Ltd. 8.25%, 4/01/18(c)		1,596	1,609,965
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,172,500
Sunrise Communications International SA 7.00%, 12/31/17(c)	EUR	1,585	2,344,457
Windstream Corp. 7.50%, 4/01/23	U.S.$	2,000	2,000,000
7.75%, 10/01/21(a)		1,070	1,118,150

			12,393,272

Consumer Cyclical - Automotive – 0.6%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(c)		1,694	1,846,460
Delphi Corp. 5.875%, 5/15/19(c)		654	640,920
6.125%, 5/15/21(c)		491	484,863
Ford Motor Co. 7.45%, 7/16/31(a)		650	736,864
Ford Motor Credit Co. LLC 5.75%, 2/01/21		2,125	2,122,384
7.00%, 10/01/13		2,350	2,511,391
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(c)	EUR	1,500	2,153,472
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20	U.S.$	3,000	3,292,500

			13,788,854

Consumer Cyclical - Entertainment – 0.1%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	880,947
WMG Acquisition Corp. 9.50%, 6/15/16		1,853	1,954,915

			2,835,862

Consumer Cyclical - Other – 0.3%
Broder Brothers Co. 12.00%, 10/15/13(c)(d)		607	605,820
Host Hotels & Resorts LP 9.00%, 5/15/17(a)		2,000	2,250,000
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,000	2,135,000

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(c)	U.S.$	1,188	$1,170,180

			6,161,000

Consumer Cyclical - Retailers – 0.7%
AutoNation, Inc. 6.75%, 4/15/18		481	501,443
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(c)		401	396,990
JC Penney Co., Inc. 5.65%, 6/01/20		3,100	3,069,000
Limited Brands, Inc. 6.90%, 7/15/17		5,593	5,991,501
Rite Aid Corp. 8.00%, 8/15/20(a)		3,200	3,448,000
Toys R US - Delaware, Inc. 7.375%, 9/01/16(c)		2,220	2,242,200

			15,649,134

Consumer Non-Cyclical – 0.8%
Boparan Holdings Ltd. 9.875%, 4/30/18(c)	GBP	2,400	3,678,548
CDRT Merger Sub, Inc. 8.125%, 6/01/19(c)	U.S.$	2,391	2,391,000
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		1,600	1,648,000
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(c)		2,125	2,082,500
HCA, Inc. 8.50%, 4/15/19		1,895	2,093,975
Mylan Inc. 7.625%, 7/15/17(c)		290	317,550
7.875%, 7/15/20(c)		290	317,550
Select Medical Corp. 7.625%, 2/01/15		132	130,680
Select Medical Holdings Corp. 6.211%, 9/15/15(e)		5,000	4,775,000

			17,434,803

Energy – 0.9%
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,562,837
Cie Generale de Geophysique-Veritas 9.50%, 5/15/16		857	936,273
Forest Oil Corp. 7.25%, 6/15/19		2,964	3,023,280

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(c)	U.S.$	2,000	$2,060,000
Oil States International, Inc. 6.50%, 6/01/19(c)		1,960	1,969,800
Range Resources Corp. 5.75%, 6/01/21		3,108	3,053,610
SESI LLC 6.375%, 5/01/19(c)		615	608,850
Tesoro Corp. 9.75%, 6/01/19		3,800	4,246,500

			18,461,150

Services – 0.3%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(c)		1,820	1,838,200
Service Corp. International/US 6.75%, 4/01/16		1,845	1,987,987
7.50%, 4/01/27		3,300	3,151,500
West Corp. 11.00%, 10/15/16		150	159,000

			7,136,687

Technology – 0.1%
CoreLogic, Inc. 7.25%, 6/01/21(c)		1,680	1,638,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16		300	322,875

			1,960,875

Transportation - Airlines – 0.0%
American Airlines, Inc. 10.50%, 10/15/12		669	709,976

Transportation - Services – 0.0%
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13(d)		145	144,687

			159,269,417

Utility – 1.1%
Electric – 1.0%
AES Corp. (The) 8.00%, 10/15/17		2,000	2,120,000
Calpine Corp. 7.875%, 7/31/20(c)		3,200	3,344,000
CMS Energy Corp. 8.75%, 6/15/19		3,900	4,760,508
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(c)		2,140	2,213,622
GenOn Americas Generation LLC 8.50%, 10/01/21		3,200	3,280,000

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	2,100	$2,110,500
NRG Energy, Inc. 7.375%, 1/15/17		3,000	3,142,500
8.25%, 9/01/20		1,300	1,326,000

			22,297,130

Natural Gas – 0.1%
El Paso Corp. Series G 7.75%, 1/15/32		2,000	2,326,544

			24,623,674

Financial Institutions – 0.9%
Banking – 0.4%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	7,951,062

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(f)	U.S.$	3,605	968,844

Finance – 0.2%
Ally Financial, Inc. 8.00%, 11/01/31		2,456	2,658,620
Series 8
6.75%, 12/01/14		2,640	2,725,800

			5,384,420

Insurance – 0.0%
Pearl Group Holdings Ltd. No 1 6.586%, 4/25/16	GBP	43	43,654

Other Finance – 0.1%
iPayment Holdings, Inc. 10.25%, 5/15/18(c)	U.S.$	1,814	1,782,255

REITS – 0.2%
Developers Diversified Realty Corp. 7.875%, 9/01/20		3,000	3,439,698

			19,569,933

Total Corporates - Non-Investment Grades (cost $194,097,740)			203,463,024

AGENCIES – 9.2%
Agency Debentures – 9.2%
Federal National Mortgage Association 4.375%, 10/15/15		76,865	85,178,796
5.375%, 6/12/17		59,222	68,927,005

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$	61,700	$44,988,308

Total Agencies (cost $188,307,336)			199,094,109

MORTGAGE PASS-THRU’S – 5.7%
Agency Fixed Rate 30-Year – 3.1%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		22,997	25,312,912
Series 2007
7.00%, 2/01/37		6,600	7,495,081
Federal National Mortgage Association 6.00%, 2/01/40-4/01/40		11,667	12,822,427
Series 1998
8.00%, 6/01/28		45	51,675
Series 1999
7.50%, 11/01/29		63	72,141
Series 2008
6.00%, 5/01/38		19,109	21,014,236

			66,768,472

Agency ARMs – 2.6%
Federal Home Loan Mortgage Corp. Series 2007 5.584%, 1/01/37(e)		10,754	11,304,381
5.681%, 3/01/37(e)		7,588	8,090,883
5.723%, 2/01/37(e)		7,966	8,494,110
5.874%, 3/01/37(e)		2,711	2,890,215
5.996%, 2/01/37(e)		7,341	7,670,451
Federal National Mortgage Association Series 2006 5.767%, 11/01/36(e)		4,778	5,006,020
Series 2007 5.899%, 3/01/37(e)		11,350	11,900,571

			55,356,631

Total Mortgage Pass-Thru’s (cost $116,262,850)			122,125,103

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%
Non-Agency Fixed Rate CMBS – 3.4%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		8,732	9,352,897

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 6.008%, 12/10/49	U.S.$	5,030	$5,524,853
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	12,238,265
Series 2006-C5, Class A3 5.311%, 12/15/39		13,000	13,923,326
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43		1,651	1,616,078
Series 2007-CB18, Class A4 5.44%, 6/12/47		155	165,658
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,000	6,483,899
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,000	9,585,700
Series 2007-9, Class A4 5.70%, 9/12/49		5,220	5,621,301
Morgan Stanley Capital I Series 2006-IQ12, Class AMFX 5.37%, 12/15/43		8,500	8,267,392

			72,779,369

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 1.069%, 1/25/20(c)(e)	GBP	59	60,401

Total Commercial Mortgage- Backed Securities (cost $67,830,671)			72,839,770

EMERGING MARKETS - CORPORATE BONDS – 2.8%
Financial Institutions – 0.5%
Banking – 0.3%
ATF Bank JSC 9.00%, 5/11/16(c)	U.S.$	3,817	4,026,935
Banco BMG SA 9.15%, 1/15/16(c)		400	422,000

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CenterCredit International BV 8.625%, 1/30/14(c)	U.S.$	2,297	$2,310,552

			6,759,487

Other Finance – 0.2%
AES El Salvador Trust 6.75%, 2/01/16(c)		350	355,250
DTEK Finance BV 9.50%, 4/28/15(c)		4,110	4,336,050

			4,691,300

			11,450,787

Industrial – 2.2%
Basic – 1.1%
Evraz Group SA 8.875%, 4/24/13(c)		3,697	4,020,487
9.50%, 4/24/18(c)		385	443,713
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(c)		230	259,038
9.75%, 7/29/13(c)		9,646	10,779,405
Vedanta Resources PLC 8.75%, 1/15/14(c)		7,226	7,749,885

			23,252,528

Communications - Media – 0.3%
Columbus International, Inc. 11.50%, 11/20/14(c)		3,959	4,498,414
European Media Capital SA 10.00%, 2/01/15(g)(h)		1,853	1,723,458

			6,221,872

Communications - Telecommunications – 0.3%
Pacnet Ltd. 9.25%, 11/09/15(c)		2,981	2,846,855
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(c)	U.S.$	3,500	3,952,550

			6,799,405

Consumer Cyclical - Other – 0.2%
MCE Finance Ltd. 10.25%, 5/15/18		2,420	2,695,275
Peermont Global Pty Ltd. 7.75%, 4/30/14(c)	EUR	50	63,444
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	U.S.$	1,100	1,113,750

			3,872,469

Consumer Non-Cyclical – 0.1%
JBS Finance II Ltd. 8.25%, 1/29/18(c)		3,100	3,162,000

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)	U.S.$	4,151	$4,213,265

			47,521,539

Utility – 0.1%
Electric – 0.1%
Inkia Energy Ltd. 8.375%, 4/04/21(c)		1,395	1,429,875

Total Emerging Markets - Corporate Bonds (cost $58,099,682)			60,402,201

QUASI-SOVEREIGNS – 2.6%
Quasi-Sovereign Bonds – 2.6%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	7,091,448

Russia – 2.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(c)		22,568	23,978,500
7.125%, 1/14/14(c)		12,351	13,339,080
7.75%, 5/29/18(c)		9,905	11,266,937

			48,584,517

Total Quasi-Sovereigns (cost $40,492,771)			55,675,965

BANK LOANS – 2.4%
Industrial – 2.0%
Basic – 0.1%
Flakeboard US GP I / Flakeboard America Limited 7.19%, 7/28/12(e)		1,865	1,821,862
Ineos US Finance LLC 7.50%, 12/16/13(e)		305	313,716
8.00%, 12/16/14(e)		349	360,601

			2,496,179

Capital Goods – 0.3%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(e)		5,473	5,551,194
Hawker Beechcraft Acquisition Company LLC 2.19%-2.25%, 3/26/14(e)		113	94,827
2.25%, 3/26/14(e)		7	5,864

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sequa Corp. 3.50%-3.51%, 12/03/14(e)	U.S.$	397	$390,770

			6,042,655

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(e)		713	640,459
Charter Communications Operating, LLC 2.19%, 3/06/14(e)		40	40,177
Clear Channel Communications, Inc. 3.84%, 1/29/16(e)		408	345,660
Sunshine Acquisition Limited (aka HIT Entertainment) 5.52%, 6/01/12(e)		724	718,353
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(e)		313	186,675
Univision Communications Inc. 4.44%, 3/31/17(e)		2,445	2,317,471
WideOpenWest Finance , LLC 2.69%-4.75%, 6/30/14(e)		1,457	1,409,612

			5,658,407

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.53%, 3/13/14(e)		1,316	1,273,871
Sorenson Communications, Inc. 6.00%, 8/16/13(e)		869	840,923

			2,114,794

Consumer Cyclical - Automotive – 0.3%
Ford Motor Co. 2.94%, 12/15/13(e)		156	155,733
General Motors Holdings LLC 10/27/15(i)		5,825	5,251,587

			5,407,320

Consumer Cyclical - Entertainment – 0.1%
Las Vegas Sands, LLC 2.69%, 11/23/16(e)		880	854,547
London Arena and Waterfront Finance, LLC (O2 Arena) 2.69%, 3/08/12(e)		1,119	1,116,673

			1,971,220

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.)
3.19%-3.27%, 1/28/15(e)	U.S.$	601	$540,648
3.25%-3.27%, 1/28/15(e)		547	492,672
CityCenter Holdings, LLC 7.50%, 1/21/15(e)		375	376,875
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(e)		250	252,110
November 2005 Land Investors, LLC (North Las Vegas Consortium)
7.25%, 4/30/10(e)(f)		2,179	– 0	–
7.75%, 3/31/13(e)(f)		61	4,878
VML US Finance LLC (aka Venetian Macau) 4.69%, 5/25/12-5/28/13(e)		1,425	1,421,339

			3,088,522

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(e)		998	995,944
Mattress Holding Corp. 2.50%, 1/18/14(e)		478	454,539

			1,450,483

Consumer Non-Cyclical – 0.2%
CHS/Community Health Systems, Inc. 3.75%, 1/25/17(e)		187	181,981
Grifols Inc. 5.50%, 11/23/15(e)		500	500,625
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.73%, 7/11/14(e)		877	811,038
HCA Inc. 3.50%, 5/01/18(e)		895	879,360
U.S. Foodservice 2.69%, 7/03/14(e)		995	930,464

			3,303,468

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(e)		347	360,014
Dalbo, Inc. 7.00%, 8/27/12(e)		464	436,471

			796,485

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Gavilon Group LLC, The 6.00%, 12/06/16(e)	U.S.$	346	$345,912

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/17/17(e)		846	844,904
Aveta, Inc. 8.50%, 4/14/15(e)		316	315,891
Global Cash Access, Inc. 7.00%, 3/01/16(e)		445	447,464
Koosharem LLC 10.25%, 6/30/14(e)		2	1,330
Sabre Inc. 2.19%-2.27%, 9/30/14(e)		2,178	1,954,760
ServiceMaster Co. (The)
2.69%, 7/24/14(e)		62	60,321
2.69%-2.76%, 7/24/14(e)		625	607,302
West Corporation 4.50%-4.52%, 7/15/16(e)		485	484,507

			4,716,479

Technology – 0.2%
Avaya, Inc.
3.01%, 10/24/14(e)		121	116,309
4.76%, 10/26/17(e)		243	234,105
First Data Corporation 2.94%, 9/24/14(e)		875	809,315
IPC Systems, Inc.
2.50%, 6/02/14(e)		1,748	1,690,809
5.50%, 6/01/15(e)		2,000	1,896,660
SunGard Data Systems Inc. (Solar Capital Corp.)
1.94%, 2/28/14(e)		33	31,747
3.85%-3.89%, 2/28/16(e)		436	433,343

			5,212,288

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(e)		377	378,945

			42,983,157

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 6.25%, 8/11/15(e)		2,391	2,402,126
Delos Aircraft Inc. 7.00%, 3/17/16(e)		434	437,089
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(e)		591	591,594

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LPL Holdings, Inc.
1.94%-2.00%, 6/28/13(e)	U.S.$	187	$185,193
4.25%, 6/25/15(e)		588	590,035

			4,206,037

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.)
2.75%, 11/01/13(e)		538	527,297
4.75%, 5/01/14(e)		1,000	925,000
GBGH, LLC (US Energy)
6.00%, 6/09/13(e)(g)(j)		258	19,328
14.00%, 6/09/14(d)(e)(g)(j)		106	– 0	–
Texas Competitive Electric Holdings Company, LLC (TXU) 3.69%, 10/10/14(e)		2,379	2,010,167

			3,481,792

Total Bank Loans (cost $51,517,482)			50,670,986

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 2.125%, 1/15/19 (TIPS) (cost $41,747,649)		38,227	43,435,219

EMERGING MARKETS - SOVEREIGNS – 1.7%
Argentina – 0.6%
Republic of Argentina 7.82%, 12/31/33	EUR	12,902	13,564,589

El Salvador – 0.3%
El Salvador 7.65%, 6/15/35(c)	U.S.$	5,957	6,165,495

Indonesia – 0.8%
Republic of Indonesia
6.625%, 2/17/37(c)		720	799,200
6.875%, 1/17/18(c)		8,285	9,693,450
7.75%, 1/17/38(c)		5,073	6,366,615
8.50%, 10/12/35(c)		801	1,075,342

			17,934,607

Total Emerging Markets – Sovereigns (cost $29,988,960)			37,664,691

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 1.0%
Croatia – 0.2%
Republic of Croatia
6.375%, 3/24/21(c)	U.S.$	1,230	$1,274,587
6.75%, 11/05/19(c)		2,750	2,963,125

			4,237,712

Hungary – 0.5%
Hungary Government International Bond 6.375%, 3/29/21		10,640	11,166,680

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(c)		5,100	5,616,375

Total Governments - Sovereign Bonds (cost $19,571,618)			21,020,767

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.5%
United States – 0.5%
California GO 7.95%, 3/01/36		3,955	4,309,131
Illinois GO 7.35%, 7/01/35		3,330	3,540,522
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		2,560	2,621,952

Total Local Governments - Municipal Bonds (cost $9,890,135)			10,471,605

EMERGING MARKETS -TREASURIES – 0.3%
Colombia – 0.2%
Republic of Colombia 9.85%, 6/28/27	COP	4,287,000	3,144,269
Turkey – 0.1%
Turkey Government Bond 16.00%, 3/07/12	TRY	4,834	3,121,102

Total Emerging Markets - Treasuries (cost $4,520,478)			6,265,371

ASSET-BACKED SECURITY – 0.1%
Autos - Floating Rate – 0.1%
Wheels SPV LLC Series 2009-1, Class A 1.737%, 3/15/18(c)(e) (cost $3,057,794)	U.S.$	3,046	3,059,169

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Ally Financial, Inc. 7.00%(c)		2,680	$2,518,697
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	269,449

Total Preferred Stocks (cost $3,668,923)			2,788,146

		Principal Amount (000)
CMOs – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.655%, 12/25/35	U.S.$	689	682,139

Agency Fixed Rate – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.361%, 11/16/45(k)		3,819	71,993

Total CMOs (cost $925,279)			754,132

		Shares
WARRANTS – 0.0%
GBGH, LLC, expiring 6/09/19(g)(j)(l)		517	– 0	–
Ion Media Networks, expiring 12/12/39(g)(j)(l)		1,264	– 0	–
Ion Media Networks, expiring 12/31/49(g)(j)(l)		1,248	– 0	–
Quality Distribution, LLC, expiring 11/01/13(l)		40,706	529,585

Total Warrants (cost $0)			529,585

		Principal Amount (000)
LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(c) (cost $192,882)	COP	438,000	308,074

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Gallery Media(g)(l)(m) (cost $0)	697	$	– 0	–

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(n) (cost $51,500,488)	51,500,488		51,500,488

Total Investments – 145.9% (cost $3,002,420,158)			3,153,477,065
Other assets less liabilities – (45.9)%			(991,712,073)

Net Assets – 100.0%			$2,161,764,992

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	1,350	September 2011	$167,022,253	$166,092,188	$930,065
U.S. T-Note 10 Yr Futures	3,362	September 2011	408,371,455	411,267,156	(2,895,701)

					$(1,965,636)

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Norwegian Krone settling 8/18/11	117,865	$21,469,141	$21,786,411	$317,270
South Korean Won settling 8/26/11	49,840,097	45,844,729	46,534,070	689,341
Citibank N.A.:
Euro settling 7/14/11	956	1,358,417	1,386,150	27,733
Credit Suisse London Branch (GFX):
Chinese Yuan Renminbi settling 1/13/12(1)	176,203	27,182,416	27,408,883	226,467
Deutsche Bank AG London:
Mexican Peso settling 8/18/11	128,436	10,781,203	10,927,331	146,128
Goldman Sachs International:
Swedish Krona settling 8/18/11	135,036	21,307,402	21,294,526	(12,876)
Morgan Stanley and Co., Inc.:
Brazilian Real settling 7/05/11	74,259	47,059,068	47,582,231	523,163
Brazilian Real settling 7/05/11	4,848	3,023,365	3,106,376	83,011
Brazilian Real settling 7/05/11	20,148	12,906,237	12,909,958	3,721
Russian Rubles settling 7/14/11(1)	277,483	9,944,926	9,932,157	(12,769)
Royal Bank of Scotland PLC:
Indonesian Rupiah settling 8/19/11(1)	92,776,433	10,823,196	10,800,359	(22,837)
UBS AG:
Brazilian Real settling 7/05/11	58,959	37,767,760	37,778,650	10,890

Sale Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 7/27/11	4,434,587	54,334,108	55,090,467	(756,359)
Citibank N.A.:
South African Rand settling 8/19/11	80,156	11,736,218	11,777,794	(41,576)
Goldman Sachs International:
Euro settling 7/14/11	15,328	21,901,509	22,222,379	(320,870)
HSBC Bank USA:
Euro settling 7/14/11	44,545	63,861,699	64,580,948	(719,249)
Morgan Stanley and Co., Inc.:
Brazilian Real settling 7/05/11	4,848	3,105,481	3,106,376	(895)
Brazilian Real settling 7/05/11	74,259	47,568,516	47,582,232	(13,716)
Brazilian Real settling 7/05/11	20,148	12,641,360	12,909,958	(268,598)
Brazilian Real settling 8/02/11	74,259	46,723,006	47,268,995	(545,989)
Royal Bank of Scotland PLC:
Great British Pound settling 8/09/11	2,616	4,297,699	4,196,503	101,196
Mexican Peso settling 8/18/11	128,346	10,718,432	10,919,610	(201,178)
UBS AG:
Brazilian Real settling 7/05/11	58,959	36,064,012	37,778,650	(1,714,638)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at June 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, N.A.: Qantas Airways Ltd. 5.125%, 6/20/13, 3/20/16*	(1.75)%	1.66%	$5,000	$(23,499)	$—	$(23,499)

Sale Contracts
Credit Suisse International:
CDX NAHY-15 5 Year, 12/20/15*	5.00	7.56	5,650	(485,390)	(547,489)	62,099
CDX NAHY-15 5 Year, 12/20/15*	5.00	7.56	5,050	(433,844)	(493,187)	59,343
Morgan Stanley Capital Services Inc.:
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	4.16	21,400	714,926	451,890	263,036

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2011
Barclays Bank†	0.01%	—	$1,165,000
Deutsche Bank	0.08%	7/13/11	42,504,061
Deutsche Bank	0.10%	7/20/11	144,961,677
Deutsche Bank	0.12%	7/06/11	72,105,768
HSBC	0.09%	7/14/11	143,828,679
HSBC	0.11%	7/13/11	109,433,126
HSBC	0.12%	7/07/11	155,780,756
HSBC	0.12%	7/27/11	104,883,390
HSBC	0.13%	7/20/11	132,005,072
ING†	(0.50)%*	—	730,070
ING†	(0.38)%*	—	1,059,967
ING†	(0.25)%*	—	1,033,293
ING†	0.00%	—	1,487,250
ING†	0.00%	—	3,512,000
JP Morgan Chase†	0.00%	—	3,501,000
JP Morgan Chase†	1.00%	—	3,910,750
Nomura International	0.11%	7/07/11	101,945,287

			$1,023,847,146

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on June 30, 2011.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $1,028,291,477.

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $20,835,091.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $344,265,959 or 15.9% of net assets.

(d)	Pay-In-Kind Payments (PIK).

(e)	Floating Rate Security. Stated interest rate was in effect at June 30, 2011.

(f)	Security is in default and is non-income producing.

(g)	Fair valued.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of June 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
European Media Capital SA 10.00%, 2/01/15	8/18/10	$2,609,096	$1,723,458	0.08%

(i)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized loss of these unfunded loan commitments amounted to $5,251,587 and $92,851, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Illiquid security.

(k)	IO – Interest Only

(l)	Non-income producing security.

(m)	Restricted and illiquid security.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

RUB – Russian Ruble

TRY – Turkish Lira

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STRIPS – Separate Trading of Registered Interest and Principle of Securities

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,950,919,670)	$3,101,976,577
Affiliated issuers (cost $51,500,488)	51,500,488
Cash	209,926
Foreign currencies, at value (cost $19,963)	19,965
Interest and dividends receivable	27,164,576
Receivable for investment securities sold	12,900,643
Receivable for variation margin on futures contracts	2,450,719
Unrealized appreciation of forward currency exchange contracts	2,128,920
Unrealized appreciation on credit default swap contracts	384,478

Total assets	3,198,736,292

Liabilities
Payable for reverse repurchase agreements	1,023,847,146
Payable for investment securities purchased	6,457,154
Unrealized depreciation of forward currency exchange contracts	4,631,550
Advisory fee payable	1,084,824
Premium received on credit default swap contracts	588,785
Collateral received from broker	257,717
Administrative fee payable	32,063
Unrealized depreciation on credit default swap contracts	23,499
Dividends payable	16,383
Accrued expenses	32,179

Total liabilities	1,036,971,300

Net Assets	$2,161,764,992

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	2,068,708,019
Distributions in excess of net investment income	(1,819,932)
Accumulated net realized loss on investment and foreign currency transactions	(54,617,654)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	147,065,442

$2,161,764,992

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.90

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2011 (unaudited)

Investment Income
Interest	$62,823,758
Dividends
Unaffiliated issuers	94,309
Affiliated issuers	24,363	$62,942,430

Expenses
Advisory fee (see Note B)	5,705,006
Custodian	124,146
Printing	123,973
Registration fees	106,959
Transfer agency	86,042
Administrative	48,374
Audit	41,037
Directors’ fees	28,007
Legal	13,905
Miscellaneous	47,034

Total expenses before interest expense	6,324,483
Interest expense	712,448

Total expenses		7,036,931

Net investment income		55,905,499

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		17,042,802
Futures contracts		(6,837,741)
Swap contracts		383,063
Foreign currency transactions		4,003,256
Net change in unrealized appreciation/depreciation of:
Investments		47,272,193
Futures contracts		(16,735,331)
Swap contracts		442,956
Foreign currency denominated assets and liabilities		(7,622,330)

Net gain on investment and foreign currency transactions		37,948,868

Net Increase in Net Assets from Operations		$93,854,367

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$55,905,499		$113,831,121
Net realized gain on investment and foreign currency transactions	14,591,380		102,274,391
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,357,488		(3,846,657)

Net increase in net assets from operations	93,854,367		212,258,855
Dividends to Shareholders from
Net investment income	(58,298,807)		(119,512,555)
Common Stock Transactions
Sale of Common Stock	– 0	–	56,662

Total increase	35,555,560		92,802,962
Net Assets
Beginning of period	2,126,209,432		2,033,406,470

End of period (including distributions in excess of net investment income of ($1,819,932) and undistributed net investment income of $573,376, respectively)	$2,161,764,992		$2,126,209,432

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2011 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$60,282,044
Interest expense paid	(712,448)
Operating expenses paid	(6,481,966)

Net increase in cash from operating activities		$53,087,630
Investing Activities:
Purchases of long-term investments	(782,986,798)
Proceeds from disposition of long-term investments	819,620,982
Purchases of short term investments, net	(36,914,688)
Proceeds from swap contracts	1,229,565
Variation margin paid on futures contracts	(28,801,463)
Proceeds from forward currency contracts closed	3,924,530

Net decrease in cash from investing activities		(23,927,872)
Financing Activities:
Cash dividends paid	(58,298,348)
Increase in reverse repurchase agreements	26,495,287

Net decrease in cash from financing activities		(31,803,061)

Net decrease in cash		(2,643,303)
Cash at beginning of period		2,873,194

Cash at end of period		$229,891

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$93,854,367
Adjustments:
Decrease in interest and dividends receivable	$454,427
Net accretion of bond discount and amortization of bond premium	(2,068,358)
Inflation Index Income	(1,046,455)
Decrease in accrued expenses	(157,483)
Net realized gain on investment and foreign currency transactions	(14,591,380)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(23,357,488)

Total adjustments		(40,766,737)

Net increase in cash from operating activities		$53,087,630

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodolgies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The Fund had elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of June 30, 2011, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding. For the six months ended June 30, 2011, the Fund did not invest in TALF loans.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2011:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments — Treasuries	$	– 0	–	$1,850,830,694		$	– 0	–	$1,850,830,694
Corporates — Investment Grades		– 0	–	360,577,966			– 0	–	360,577,966
Corporates — Non-Investment Grades		– 0	–	203,463,024			– 0	–	203,463,024
Agencies		– 0	–	199,094,109			– 0	–	199,094,109
Mortgage Pass-Thru’s		– 0	–	122,125,103			– 0	–	122,125,103
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		72,839,770		72,839,770
Emerging Markets — Corporate Bonds		– 0	–	58,678,743			1,723,458		60,402,201
Quasi-Sovereigns		– 0	–	55,675,965			– 0	–	55,675,965
Bank Loans		– 0	–	– 0	–		50,670,986		50,670,986
Inflation-Linked Securities		– 0	–	43,435,219			– 0	–	43,435,219
Emerging Markets — Sovereigns		– 0	–	37,664,691			– 0	–	37,664,691
Governments—Sovereign Bonds		– 0	–	21,020,767			– 0	–	21,020,767
Local Governments — Municipal Bonds		– 0	–	10,471,605			– 0	–	10,471,605
Emerging Markets — Treasuries		– 0	–	6,265,371			– 0	–	6,265,371
Asset-Backed Security		– 0	–	3,059,169			– 0	–	3,059,169
Preferred Stocks		269,449		2,518,697			– 0	–	2,788,146
CMOs		– 0	–	71,993			682,139		754,132
Warrants		– 0	–	– 0	–		529,585		529,585
Local Governments — Regional Bonds		– 0	–	308,074			– 0	–	308,074
Common Stocks^		– 0	–	– 0	–		– 0	–	– 0	–
Short-Term Investments		51,500,488		– 0	–		– 0	–	51,500,488

Total Investments in Securities		51,769,937		2,975,261,190			126,445,938		3,153,477,065

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments* :
Assets:
Futures Contracts	$930,065		$	– 0	–	$	– 0	–	$930,065	#
Forward Currency Exchange Contracts	– 0	–		2,128,920			– 0	–	2,128,920
Credit Default Swap Contracts	– 0	–		384,478			– 0	–	384,478
Liabilities:
Futures Contracts	(2,895,701)			– 0	–		– 0	–	(2,895,701	)#
Forward Currency Exchange Contracts	– 0	–		(4,631,550)			– 0	–	(4,631,550)
Credit Default Swap Contracts	– 0	–		(23,499)			– 0	–	(23,499)

Total	$49,804,301			$2,973,119,539			$126,445,938		$3,149,369,778

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates – Non-Investment Grades			Commercial Mortgage- Backed Securities		Emerging Markets - Corporate Bonds
Balance as of 12/31/10		$1,223,099		$46,176,890		$	– 0	–
Accrued discounts/(premiums)		(443)		129,205			(108,007)
Realized gain (loss)		(6,928,250)		741,573			– 0	–
Change in unrealized appreciation/depreciation		6,930,661		(1,293,696)			608,366
Purchases		– 0	–	5,221,501			– 0	–
Sales		(1,968)		(4,233,438)			– 0	–
Transfers in to Level 3		– 0	–	26,097,735			1,223,099
Transfers out of Level 3		(1,223,099)		– 0	–		– 0	–

Balance as of 6/30/11	$	– 0	–	$72,839,770			$1,723,458

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$	– 0	–	$(648,238)			$608,366

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Bank Loans			CMOs		Warrants
Balance as of 12/31/10		$53,468,498		$1,428,922		$231,215
Accrued discounts/(premiums)		247,528		1,280		– 0	–
Realized gain (loss)		148,067		49,369		242,984
Change in unrealized appreciation/depreciation		419,899		(22,351)		354,423
Purchases		17,940,879		– 0	–	– 0	–
Sales		(21,553,885)		(775,081)		(299,037)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 6/30/11		$50,670,986		$682,139		$529,585

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*		$50,588		$(22,351)		$529,585

	Common Stocks**			Total
Balance as of 12/31/10	$	– 0	–	$102,528,624
Accrued discounts/(premiums)		– 0	–	269,563
Realized gain (loss)		630,768		(5,115,489)
Change in unrealized appreciation/depreciation		– 0	–	6,997,302
Purchases		– 0	–	23,162,380
Sales		(630,768)		(27,494,177)
Transfers in to Level 3		– 0	–	27,320,834
Transfers out of Level 3		– 0	–	(1,223,099)

Balance as of 6/30/11	$	– 0	–	$126,445,938

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$	– 0	–	$517,950

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Fund held securities with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2011, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2011, such fee amounted to $48,374.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2011 (000)	Dividend Income (000)
$ 14,586	$318,053	$281,139	$51,500	$24

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$212,630,464	$238,694,301
U.S. government securities	570,912,882	560,374,365

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$166,054,914
Gross unrealized depreciation	(14,998,007)

Net unrealized appreciation	$151,056,907

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2011, the Fund held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended June 30, 2011, the Fund held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended June 30, 2011, the Fund held credit default swap contracts for hedging purposes.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2011, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of June 30, 2011, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $23,499 at June 30, 2011.

At June 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,128,920	Unrealized depreciation of forward currency exchange contracts	$4,631,550

Credit contracts	Unrealized appreciation on credit default swap contracts	384,478	Unrealized depreciation on credit default swap contracts	23,499

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	1,965,636	*

Total		$2,513,398		$6,620,685

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$306,730	$(7,617,323)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	383,063	442,956

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,837,741)	(16,735,331)

Total		$(6,147,948)	$(23,909,698)

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $560,912,936, the average monthly notional amount of credit default swaps was $23,342,857 and the average monthly original value of futures contracts was $557,023,716.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2011, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2011, the average amount of reverse repurchase agreements outstanding was $985,309,363 and the daily weighted average interest rate was 0.14%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund will receive an additional funding fee. At June 30, 2011, the Fund had such commitments in the amount of $5,825,000 and received $0 in commitment fees for the six months ended June 30, 2011.

6. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on a Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral in the event that the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

As of July 15, 2010 there were no TALF loans outstanding for the Fund.

NOTE D

Common Stock

During the six months ended June 30, 2011, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the year ended December 31, 2010, the Fund did not issue any shares in connection

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

with the Fund’s dividend reinvestment plan; residual shares of common stock held by the Fund were sold in the amount of $56,662.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are gen-

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

erally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$119,512,555	$133,524,206

Total taxable distributions	119,512,555	133,524,206

Total distributions paid	$119,512,555	$133,524,206

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,798,287
Accumulated capital and other losses	(58,049,996	)(a)
Unrealized appreciation/(depreciation)	103,708,784	(b)

Total accumulated earnings/(deficit)	$55,457,075	(c)

(a)	On December 31, 2010, the Fund had a net capital loss carryforward of $46,685,677 of which $3,846,510 expires in the year 2014, $8,931,557 expires in the year 2016 and $33,907,610 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $78,641,847. In addition, the Fund had $59,026,252 of capital loss carryforwards which expired in the fiscal year ended December 31, 2010. For the year ended December 31, 2010, the Fund deferred losses on straddles of $11,364,319.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.75	$ 8.37	$ 7.49	$ 8.59	$ 8.31	$ 8.25
Income From Investment Operations
Net investment income(a)	.23	.47	.54	.59	.57	.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	.40	.89	(1.06)	.44	.08
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	.87	1.43	(.47)	1.01	.68

Less: Dividends
Dividends from net investment income	(.24)	(.49)	(.55)	(.63)	(.73)	(.62)

Net asset value, end of period	$ 8.90	$ 8.75	$ 8.37	$ 7.49	$ 8.59	$ 8.31

Market value, end of period	$ 7.89	$ 7.93	$ 8.25	$ 7.08	$ 8.05	$ 8.14

Discount, end of period	(11.35)%	(9.37)%	(1.43)%	(5.47)%	(6.29)%	(2.05)%
Total Return
Total investment return based on:(c)
Market value	2.61%	2.10%	25.09%	(4.64)%	8.01%	6.10%
Net asset value	4.90%	11.04	%*	19.97%	(5.46	)%*	12.89	%*	8.71%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,162	$2,126	$2,033	$1,817	$2,084	$1,907
Ratio to average net assets of:
Expenses	.66	%(d)	.71%	.91%	2.02%	3.35%	3.47%
Expenses, excluding interest expense and TALF administration fee(e)	.60	%(d)	.60%	.68%	.72%	.71%	.74%
Expenses, excluding interest expense(e)	.60	%(d)	.60%	.69%	.72%	.71%	.74%
Net investment income	5.27	%(d)	5.40%	6.84%	7.15%	6.74%	7.35%
Portfolio turnover rate	25%	121%	153%	51%	90%	177%
Asset coverage ratio(f)	N/A	N/A	N/A	530%	589%	529%
Bank borrowing outstanding (in millions)(f)	$– 0	–	$– 0	–	$– 0	–	$400	$400	$400

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of .06%, .11%, .22%, 1.30%, 2.64% and 2.73%, respectively, on borrowings.

(f)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2010, December 31, 2008 and December 31, 2007 by 0.15%, 0.33% and 1.69%, respectively.

See notes to financial statements.

56	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	57

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

58	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Stockholders of AllianceBernstein Income Fund, Inc. was held on March 30, 2011.

A description of the proposal and number of shares voted at the Meeting are as follows:

	Director	Voted for	Authority Withheld
1. To elect Class Two Directors (term expires in 2014):	Robert M. Keith William H. Foulk D. James Guzy	206,539,617 205,975,031 206,250,431	6,616,967 7,181,553 6,906,153

ALLIANCEBERNSTEIN INCOME FUND •	59

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 27, 2011, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

60	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	61

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

62	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0611

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT	COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 26, 2011